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                                                                EXHIBIT 10.5(e)

             SECOND AMENDMENT TO AMENDED AND RESTATED LOAN AGREEMENT


         THIS SECOND AMENDMENT TO AMENDED AND RESTATED LOAN AGREEMENT (this "Second Amendment") is made and entered into as of the 1st day of October, 1996, by and among NEWMARK HOME CORPORATION, a Nevada corporation (the "Original Borrower"), NEWMARK HOMES, L.P., a Texas limited partnership (the "Company") and BANK ONE, TEXAS, N.A., a national banking association (the "Lender").

         WHEREAS, the Original Borrower and the Lender entered into that certain Amended and Restated Loan Agreement dated April 30, 1996, which Amended and Restated Loan Agreement was amended by that certain First Amendment to Amended and Restated Loan Agreement dated June 28, 1996 between the Original Borrower and the Lender (as amended, the "Loan Agreement");

         WHEREAS, the indebtedness of the Original Borrower, to the Lender under the Loan Agreement is secured by the Deeds of Trust and the Supplements; and

         WHEREAS, all of the property covered by the Deeds of Trust and the Supplements has been assigned to the Company, together with the rights and obligations of the Original Borrower under the Loan Agreement; and

         WHEREAS, pursuant to a Modification Agreement among the Original Borrower, NHC Homes, Inc., the Company and the Lender, the Company has assumed all of the obligations of the Original Borrower under the Loan Agreement; and

         WHEREAS, the Original Borrower, the Company and the Lender desire to amend certain terms and provisions of the Loan Agreement, as set forth herein.


         NOW, THEREFORE, FOR AND IN CONSIDERATION of the mutual covenants and agreements contained herein, the parties hereto agree as follows:

          1. The definition of the "Company" in the opening paragraph of the Loan Agreement is hereby amended to mean Newmark Homes, L.P., a Texas limited partnership.

          2. There are added to Section 1.2(a) of the Loan Agreement the following definitions:

                 "Debt to Worth Ratio" shall mean the ratio of Debt to Tangible Net Worth.

                 "Original Borrower" shall mean Newmark Home Corporation, a Nevada corporation.
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                 "Tangible Net Worth" shall mean the total assets of the
         Company (valued at cost, less normal depreciation), less all liabilities of the Company.

          3. The definition of "Initial Deeds of Trust" in Section 1.2(a) of the Loan Agreement is deleted in its entirety, and the following is substituted in its place:

                 "Initial Deeds of Trust" shall mean those Deeds of Trust, Security Agreement and Assignment of Rents and Leases executed by the Original Borrower for the benefit of the Bank and recorded in the Real Property Records of Brazoria, Harris, Fort Bend, Galveston, Travis, Dallas, Collin, Tarrant and Williamson Counties, Texas, and any other Deed of Trust, Security Agreement and Assignment of Rents and Leases executed by the Company for the benefit of the Bank in the form attached to the Second Amendment as Exhibit "B" and to be recorded in other counties approved by the Bank, each of which covers or shall cover (i) the first set of Lots in each such county which are added to the Borrowing Base, and the Improvements to be constructed thereon, and (ii) the Collateral described in Section 3.10 hereof relating to such Lots and Improvements.

          4.     Subsection (b) of the definition of "Legal Requirements" in
Section 1.2(a) of the Loan Agreement is deleted in its entirety, and the following is substituted in its place:

         (b) the Company's presently or subsequently effective partnership agreement,

          5. The definition of "Note" in Section 1.2(a) of the Loan Agreement is deleted in its entirety, and the following is substituted in its place:

                 "Note" shall mean the promissory note of the Company issued pursuant to Section 1.3 of this Agreement in the form attached as Exhibit "A" to the Second Amendment.

         6. The definition of "Pacific Realty Group" in Section 1.2(a) of the Loan Agreement is deleted in its entirety, and the following is substituted in its place:

                 "Pacific Realty Group" shall mean Pacific Realty Group, Inc., which owns all of the issued and outstanding capital stock of the Original Borrower.

          7. The definition of "Supplement" in Section 1.2(a) of the Loan Agreement is deleted in its entirety, and the following is substituted in its place:





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                 "Supplement" shall mean a Supplemental Deed of Trust, Security
         Agreement and Financing Statement executed by the Original Borrower, or to be executed by the Company in the form attached as Exhibit "C" to the Second Amendment, whereby a Lot and the Improvements thereon or to be constructed thereon, and the Collateral described in Section
         3.10 hereof relating to such Lot and Improvements, are made subject to the liens created by the Initial Deed of Trust previously filed in the county in which such Lot is located.

          8. Sections 2.1 and 2.2 of the Loan Agreement are deleted in their entirety, and the following are substituted in their place:

                 2.1 Existence. The Company is a limited partnership duly organized, legally existing and in good standing under the laws of the State of Texas and duly qualified as a foreign limited partnership in all jurisdictions wherein the property owned or the business transacted by it make such qualification necessary. The Original Borrower is the sole general partner of the Company. The Original Borrower is a corporation duly organized, legally existing and in good standing under the laws of the State of Nevada and duly qualified as a foreign corporation in the State of Texas and in all other jurisdictions wherein the property owned or the business transacted by it makes such qualification necessary.

                 2.2 Authority. The Company is duly authorized and empowered to create and issue the Note, and to execute and deliver the Security Instruments, and all other instruments referred to or mentioned herein, and all partnership action requisite for the due creation, issuance and delivery of the Note and the due execution and delivery of the Security Instruments has been duly and effectively taken. This Agreement, the Note and the other Security Instruments, when executed and delivered, will be valid and binding obligations of the Company enforceable in accordance with their terms (subject to any applicable bankruptcy, insolvency or other laws generally affecting the enforcement of creditors' rights). This Agreement, the Note and the other Security Instruments do not violate any provision of the Company's partnership agreement, or any contract, agreement, law or regulation to which the Company is subject, and the same do not require the consent or approval of any regulatory authority or governmental body of the United States of America or any state.

          9. Section 3.3 of the Loan Agreement is deleted in its entirety, and the following is substituted in its place:





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                 3.3 Maintenance.  The Company will maintain its partnership existence and remain in or become a limited partnership in good standing in each jurisdiction in which it is required to be qualified. The Company will maintain all patents, trademarks, franchises and licenses necessary in its business, and comply with all Legal Requirements, and it will maintain or cause to be maintained its properties in good and workable condition at all times. The Company shall continue to conduct, operate and manage its business substantially as its business is currently being conducted, managed and operated.

         10. Section 4.1 of the Loan Agreement is deleted in its entirety, and the following is substituted in its place:

                 4.1 Distributions and Redemptions. The Company will not declare or pay any distributions on account of, or purchase, acquire, redeem or retire, any partnership interest in the Company, whether now or hereafter outstanding, if such declaration, payment, purchase, acquisition or redemption results or will result in the occurrence of a Default or an Event of Default hereunder.

         11. Section 4.10 of the Loan Agreement is deleted in its entirety, and the following is substituted in its place:

                 4.10 Loans and Advances to Employees, Etc. The Company shall not at any time allow more than an aggregate amount of $200,000.00 in loans and advances to be outstanding to its employees or partners, or to the employees, officers, directors and shareholders of any partner of the Company.

         12. The first sentence of Section 7.1 of the Loan Agreement is deleted in its entirety, and the following is substituted in its place:

                 Section 7.1 Change of Ownership or Control. If at any time while the Note shall be outstanding or the Bank has a commitment hereunder, Pacific Realty Group shall own, directly or indirectly, less than all of the limited partnership interests of the Company, the Original Borrower shall own less than all of the general partnership interests of the Company, or Pacific Realty Group shall own less than all of the issued and outstanding capital stock of the Original Borrower, then, in any such event, a "Change of Ownership or Control" shall be deemed to have occurred.





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         13.     Exhibit "D" to the Loan Agreement is deleted in its entirety, and Exhibit "D" attached hereto is substituted in its place.

         14. The closing of the transactions contemplated by this Second Amendment is subject to the satisfaction of the following conditions:

                 (a) All legal matters incident to the transactions herein contemplated shall be satisfactory to Gardere Wynne Sewell & Riggs, L.L.P., counsel to the Lender;

                 (b) The Lender shall have received fully executed copies of this Second Amendment and the Note;

                 (c) The Lender shall have received an executed copy of resolutions of the Board of Directors of the Original Borrower, in form and substance satisfactory to the Lender, authorizing the execution, delivery and performance by the Company of this Second Amendment and all documents, instruments and certificates referred to herein;

                 (d) The Lender shall have received a certificate of the Assistant Secretary of the Original Borrower, setting forth the names of the officers of the Original Borrower authorized to execute and deliver this Second Amendment and all documents, instruments and certificates referred to herein on behalf of the Company, together with the true signatures of such officers; and

                 (e) The Lender shall have received an opinion of counsel to the Company and the Original Borrower, satisfactory in form and scope to the Lender and its counsel.

         15. The Company hereby makes each of the representations, warranties, covenants and agreements of the Original Borrower set forth in the Loan Agreement, as amended hereby, with the same force and effect as if each were separately stated herein and made as of the date hereof. Except as amended hereby, the Loan Agreement shall remain unchanged, and the terms, conditions and covenants of the Loan Agreement shall continue and be binding upon the parties hereto.

         16. The Company hereby agrees that its liability under any and all documents and instruments executed by the Original Borrower as security for the Indebtedness (including, without limitation, the Security Instruments) shall not be reduced, altered, limited, lessened or in any way affected by the execution and delivery of this Second Amendment or any of the instruments or documents referred to herein, except as specifically set forth herein or





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therein, that all of such documents and instruments are hereby renewed, extended, ratified, confirmed and carried forward by the Company in all respects, that all of such documents and instruments shall remain in full force and effect and are and shall remain enforceable against the Company in accordance with their terms and that all of such documents and instruments shall cover all indebtedness of the Company to the Lender described in the Loan Agreement as amended hereby.

         17. Each of the terms defined in the Loan Agreement is used in this Second Amendment with the same meaning, except as otherwise indicated in this Second Amendment. Each of the terms defined in this Second Amendment is used in the Loan Agreement with the same meaning, except as otherwise indicated in the Loan Agreement.

         18. THIS SECOND AMENDMENT SHALL BE DEEMED TO BE A CONTRACT UNDER, SUBJECT TO, AND SHALL BE CONSTRUED FOR ALL PURPOSES IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS.

         19. THIS LOAN AGREEMENT, AS AMENDED, REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

                 THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

         IN WITNESS WHEREOF, the parties have caused this Second Amendment to be executed by their duly authorized officers as of the day and year first above written.

                                        NEWMARK HOME CORPORATION


                                        By: /s/ TERRY WHITE
                                           -------------------------------
                                           Name: Terry White
                                                 -------------------------
                                           Title: SVP
                                                 -------------------------



                                        NEWMARK HOMES, L.P.

                                        By: Newmark Home Corporation,
                                            its sole general partner


                                            By: /s/ TERRY WHITE
                                                -------------------------
                                                Name: Terry White
                                                     --------------------
                                                Title: SVP
                                                      -------------------


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                                        BANK ONE, TEXAS, N.A.


                                        By: /s/ JOHN M. TOTH
                                           ------------------------------
                                           Name: John M. Toth
                                                -------------------------
                                           Title: Vice President
                                                 ------------------------



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